UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on May 14, 2023, Athenex, Inc. (the “Company”) together with certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On September 12, 2023, the Bankruptcy Court entered an order confirming the Debtors’ plan of liquidation (the “Plan”). The Plan became effective by its terms on September 22, 2023 (“Effective Date”). Pursuant to the terms of the Plan, all of the Company’s common stock and other equity interests were deemed cancelled and cease to exist as of the Effective Date. The Debtors will not make distributions to the holders of such shares and interests. In addition, as set forth in the Plan, on the Effective Date, the employment, retention, appointment and authority of each of the Company’s directors and executive officers were automatically deemed rejected and terminated and Samir Saleem of MERU, LLC, the Debtors’ Assistant Chief Restructuring Officer, was appointed the Post-Effective-Date Debtor Representative as of the Effective Date and granted with the power to exercise the rights, powers and authority of the Post-Effective-Date Debtors. The Post-Effective-Date Debtor Representative will manage the Company’s affairs during the liquidation process. The full text of the Plan and related notices have been filed with the Bankruptcy Court.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information contained in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: October 2, 2023	/s/ Samir Saleem
	Name:	Samir Saleem
	Title:	Post-Effective-Date Debtor Representative